FORM OF NOTE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

US $400,000.00

INFINIUM LABS, INC.

6% SECURED PROMISSORY NOTE DUE MAY 1, 2005

FOR VALUE RECEIVED, **INFINIUM LABS, INC.**, a corporation organized and existing under the laws of the State of Delaware (the "Company"), promises to pay to NITE CAPITAL, LP the registered holder hereof (the "Holder"), the principal sum of FIVE HUNDRED THOUSAND and 00/100 Dollars (US $400,000.00) on the Maturity Date (as defined below) and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 10% per annum (computed on the basis of the actual number of days elapsed and a year of 365 days), accruing from March __, 2005, the date of initial issuance of this Note (the "Issue Date"), to the date of payment. Such interest shall be payable on the date which is the earlier of (i) two months after the Issue Date, or (ii) the Maturity Date, or (iii) the date of any prepayment of principal permitted hereunder. Accrual of interest shall commence on the Issue Date and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for (whether before or after the Maturity Date).

This Note is being issued pursuant to the terms of the Bridge Loan Agreement, dated as of March __, 2005 (the "Loan Agreement"), to which the Company and the Holder (or the Holder=s predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

This Note is subject to the following additional provisions:

1. The term "Maturity Date" means June 1, 2005.

2. (i) This Note may be prepaid in whole or in part at any time prior to the Maturity Date, without penalty. Any payment shall be applied as provided in Section 3.

(ii) TIME IS OF THE ESSENCE WITH RESPECT TO ANY PAYMENT DUE HEREUNDER. The Company shall be in default hereunder if any payment is not made in a timely manner, without any right to cure unless such right to cure is granted by the Holder in each instance, which consent shall be in the sole discretion of the Holder and may be withheld for any reason or for no reason whatsoever.

3. Any payment made on account of the Note shall be applied in the following order of priority: (i) first, to any amounts due hereunder other than principal and accrued interest, (ii) then, to accrued interest through and including the date of payment, and (iii) then, to principal of this Note.

4. All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). For purposes of this Note, the phrase "date of payment" means the date good funds are received in the account designated by the notice which is then currently effective.

5. Subject to the terms of the Loan Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, as herein prescribed. This Note is direct obligations of the Company.

6. (i) As evidenced by his signature below, the Guarantor (as defined below; sometimes also referred to as the "Pledgor") is personally guarantying to the Lender the timely and full fulfillment of all of the obligations of the Company under this Note (each, an "Obligation" and collectively, the "Obligations") on the terms provided above and in the Personal Guarantee attached to this Note.

(ii) The term "Guarantor" means Timothy M. Roberts, an officer and director of the Company.

(iii) The obligations of the Company under this Note and of the Guarantor under the Security Interest Agreement are secured under the terms of the Pledge Agreement, to which the Holder and the Pledgor are parties, the terms of which are incorporated herein by reference, by a pledge of 1,700,000 shares of the Company's Common Stock, of which the Guarantor is the record and beneficial owner.

7. Except as provided in Section 6 above, no recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

8. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except

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under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

9. Any notice given by any party to the other with respect to this Note shall be given in the manner contemplated by the Loan Agreement in the section entitled "Notices."

10. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens*, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Note.

11. **JURY TRIAL WAIVER.** The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out of or in connection with this Note.

12. The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal or interest on this Note or any other amount due, time being of the essence; or

b. Any of the representations or warranties made by the Company herein, in the Loan Agreement or any of the other Transaction Agreements shall be false or misleading in any material respect at the time made; or

c. The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

d. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent; or

e. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

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If an Event of Default shall have occurred, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable (and the Maturity Date shall be accelerated accordingly), without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and interest shall accrue on the total amount due (the "Default Amount") on the date of the Event of Default (the "Default Date") at the rate of 18% per annum or the maximum rate allowed by law, whichever is lower, from the Default Date until the date payment is made, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

13. In the event for any reason, any payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Note, then *ipso facto* the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Note. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section or otherwise, such excess shall be deemed to be an interest-free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section shall control every other provision of this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized this __ day of March 2005.

INFINIUM LABS, INC.

By: ______________________

Timothy M. Roberts
CEO

PERSONAL GUARANTEE OF GUARANTOR

The undersigned has executed the attached Personal Guarantee.

Timothy M. Roberts

PERSONAL GUARANTEE OF GUARANTOR

Reference is made to the 6% Secured Promissory Note, dated March __, 2005 (the "Note") of Infinium Labs, Inc. to Nite Capital, LP. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note.

To induce the Lender to make the loan to the Company contemplated by the Loan Agreement, the Guarantor (sometimes referred to as the "Pledgor") hereby unconditionally personally guarantees to the Lender the timely and full fulfillment of all of the obligations of the Company under the above Note (each, an "Obligation" and collectively, the "Obligations") on the terms provided above their signatures.

The guaranty provided by the Guarantor hereby is referred to as the "Guarantee."

The Guarantor agrees that the Lender may proceed against the Guarantor alone on account of this Guarantee without any obligation to proceed against or to exhaust any remedies against the Company or against any other Party.

Guarantor is an officer and director of the Company. Guarantor represents to the Lender that he has determined that it is in his best interest to execute and deliver this Guarantee.

Guarantor represents to the Lender that this Guarantee is the valid and binding agreement of the Guarantor, enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

Guarantor acknowledges that it is aware that Lender is explicitly relying on the execution and delivery of this Guarantee by such Guarantor and on the enforceability of this Guarantee against such Guarantor in making the determination to enter into the Loan Agreement and to consummate the loan transaction contemplated thereby.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guarantee as of the __th day of March 2005.

____
Timothy M. Roberts

Acknowledged
INFINIUM LABS, INC.

By:______________________
Timothy M. Roberts
CEO

IN WITNESS WHEREOF, with respect to the Loan Amount specified below, this Agreement has been duly executed by the Lender and the Company as of the date set first above written.

LOAN AMOUNT: $400,000.00

LENDER:

NITE Capital, L.P.
100 East Cook Avenue, Suite 201
Libertyville, IL 60048
tel: 847-682-2655
fax: 847-968-2648

Printed Name of Lender

Telephone No.
Telecopier No. ______________

By: ______________
(Signature of Authorized Person)

JOHN PRINZ, MANAGING PARTNER
Printed Name and Title

____
Jurisdiction of Incorporation or Organization

COMPANY

INFINIUM LABS, INC.

By: ______________
(Signature of Authorized Person)

Tim Roberts, CEO
Printed Name and Title

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

SECURED PARTIES

NITE Capital, L.P.
100 East Cook Avenue, Suite 201
Libertyville, IL 60048
tel: 847-682-2655
fax: 847-968-2648

By: ______________________

DEBTOR:
INFINIUM LABS, INC.

By: ______________________
Its: CEO

PLEDGOR:

____
Timothy M. Roberts

INDEMNIFICATION AGREEMENT

AGREEMENT, made as of the 3rd day of March 2005, between Infinium Labs, Inc., a Delaware corporation ("Infinium"), and Timothy M. Roberts ("Timothy").

WHEREAS, To induce Nite Capital, LP to make the loans to Infinium, Timothy unconditionally personally guaranteed to the investors the timely and full fulfillment of all of the obligations of Infinium under such loan agreements and debentures.

WHEREAS, Timothy incurred certain obligations on behalf of Infinium which Infinium agrees should be paid by Infinium.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged:

1. Infinium hereby agrees and acknowledges that all amounts, sums, debts, liabilities or other obligations arising from the matters set forth on Schedule A hereto, be and they are acknowledged as debts to be paid solely by Infinium.

2. Infinium agrees to indemnify and hold harmless Timothy, its affiliates and its and their respective directors, officers, partners, members, managers, employees, and agents (each, an "Indemnified Party"), against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, costs and expenses (including the reasonable fees, disbursements and expenses of attorneys and consultants) of any kind or nature whatsoever, but net of the proceeds from any insurance policies or other third party reimbursement for such loss, to the extent sustained, suffered or incurred by or made against any Indemnified Party, to the extent based upon, arising out of or in connection with: (a) any breach of this Agreement, or (b) any claim which relates to the matters set forth on Schedule A hereto.

3. This Agreement, together with the schedules hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements between them relating to the subject matter hereof.

4. This Agreement and the transactions contemplated hereby shall be governed and construed by and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles.

5. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

INFINIUM LABS, INC.

By: ______________________
Name: Timothy M Roberts
Title: CEO

TIMOTHY M. ROBERTS

By: ______________________
Name: Timothy M Roberts
Title: CEO

SCHEDULE A

1. All obligations arising from various loans extended to Infinium that were guaranteed by Timothy, including debentures issued in December 2004.

2. All obligations arising from any litigation between Timothy and the investors who extended loans to Infinium.

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UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
INFINIUM LABS, INC.

The undersigned, being all of the Directors of Infinium Labs, Inc. (the "Corporation"), pursuant to Section 141 of the General Corporation Law of the State of Delaware, do hereby consent to the adoption of, and hereby approve and adopt, the following resolutions, effective as of March 3, 2005:

WHEREAS, the Company has conducted an extensive search and has explored all possible avenues of financing and has been unable to obtain financing from any other source on more favorable terms other than a private offering under Regulation D of the Securities Act of 1933 (the "Private Offering"), of an aggregate of up to $500,000 of 6% Promissory Notes (the "Notes") with Nite Capital, LP;

WHEREAS, the Company's continued inability to raise further capital will force the Company to file bankruptcy;

WHEREAS, the Company's CEO, Timothy M. Roberts has unconditionally guaranteed the obligation under the Notes and pledged 1,700,000 shares held personally;

NOW, THEREFORE IT IS RESOLVED, as a result of the Company's inability to obtain any other financing on more favorable terms, the Board of Directors deems it advisable and in the best interest of the Company that the Company proceed with the Private Offering;

RESOLVED, that the Board of Directors adopt and approve the Notes attached hereto;

RESOLVED, that the Board of Directors adopt and approve the Indemnification Agreement with Timothy M. Roberts attached hereto;

RESOLVED, that the Board of Directors has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company;

RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Company to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

RESOLVED, that this consent may be executed in one or more counterparts.

Timothy M. Roberts

Richard Angelotti